Exhibit 10.2

EXECUTION VERSION

Exchange Agreement

February 2, 2021

TO KULAYBA LLC

ATTN: MORRIS BAWABEH

Re:       Exchange of 3,873 Shares of Series B Senior Preferred Stock, Representing Approximately $5,000,000 Liquidation Amount

Dear Mr. Bawabeh:

Reference is hereby made to 3,873 shares of Series B Senior Preferred Stock (“Series B Preferred Stock”), representing approximately $5,000,000 liquidation amount, of Centrus Energy Corp. (the “Company”) held by Kulayba LLC (“Holder”), which such shares are governed by that certain Certificate of Designation of Rights, Powers, Preferences, Qualifications, Limitations and Restrictions of Series B Senior Preferred Stock, dated as of January 4, 2017. The Company agrees with Holder as follows (this exchange agreement being referred to hereinafter as this “Agreement”):

1.       Exchange of the Exchange Preferred Shares. (a) On the terms and subject to the conditions of this Agreement, Holder hereby agrees to sell, transfer and deliver to the Company, and the Company hereby agrees to accept from Holder, the number of shares of Series B Preferred Stock set forth opposite Holder’s name on Schedule 1 hereto (the “Exchange Preferred Shares”) in exchange for (i) the number of newly-issued shares of the Company’s Class A Common Stock, par value $0.10 per share (“Common Stock”), set forth opposite Holder’s name on Schedule 1 hereto (the “Exchange Common Shares”) and (ii) a newly-issued warrant (the “Exchange Warrant” and together with the Exchange Common Shares, the “Exchange Securities”) exercisable to purchase a number of shares of Common Stock (the “Exercisable Common Shares”) set forth opposite Holder’s name on Schedule 1 hereto.

(b) As soon as practicable, but in no event later than three trading days after the date of this Agreement (the “Settlement Date”), Holder will deliver all securities representing the Exchange Preferred Shares in accordance with the procedures of The Depository Trust Company (“DTC”). As soon as practicable, but in no event later than one trading day after receipt by the Company of the Exchange Preferred Shares transferred through the procedures of DTC, the Company shall (i) transfer to Holder the Exchange Common Shares through the procedures of DTC and (ii) issue to Holder the Exchange Warrant in the form attached hereto as Exhibit A.

(c) On or prior to the Settlement Date, the Company shall have submitted an application to the New York Stock Exchange (the “NYSE”) for the approval of the issuance of the Exchange Common Shares and the Exercisable Common Shares.

Exchange Agreement

2.       Certain Representations, Warranties and Agreements of Holder. Holder represents and warrants to the Company as of the date hereof and agrees as follows:

(a) Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Holder has all requisite corporate or other similar power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All corporate or other similar acts and other proceedings required to be taken by Holder to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by Holder and constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

(b) Holder has acquired the Exchange Preferred Shares acting as principal for its own account, Holder has not acted on behalf of, at the direction or instruction of, or as an agent for, the Company and Holder has not held itself out as or otherwise represented to any Person that it has so acted. Holder has good and valid title to the Exchange Preferred Shares, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind. Upon delivery to the Company of the securities representing the Exchange Preferred Shares transferred through the procedures of DTC, and upon Holder’s receipt of the Exchange Securities, good and valid title to the Exchange Preferred Shares will pass to the Company, free and clear of any liens, claims, encumbrances, security interests, options, charges and restrictions of any kind, other than those arising from acts of the Company or its affiliates. Holder will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary to complete the exchange, sale, assignment and transfer of the Exchange Preferred Shares to the Company free and clear of any such liens, claims, encumbrances, security interests, options, charges and restrictions.

(c) Holder acknowledges that it has received all of the information it considers necessary or appropriate for deciding whether to enter into this Agreement and exchange the Exchange Preferred Shares for the Exchange Securities. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Exchange Securities and the business, properties, prospects and financial condition of the Company. Holder hereby represents and warrants that it is an investor in securities of companies and acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Exchange Securities. Holder hereby represents and warrants that it is an “accredited investor” within the meaning of the Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

Exchange Agreement

(d) In entering into this Agreement and the transactions contemplated hereby, Holder has acted and is acting for itself and not at the direction or instruction of any other person, including, without limitation, the Company, and Holder has not held, is not holding and will not hold itself out as an agent, underwriter or financial advisor to the Company in connection with the transactions contemplated hereby. Holder acknowledges and agrees that it has not received and is not entitled to receive from the Company any commission or other remuneration, directly or indirectly, in connection with the solicitation for and acquisition of the Exchange Preferred Shares, the exchange or exercise contemplated by this Agreement or the acquisition of the Exchange Securities in connection therewith. Furthermore, Holder acknowledges (i) that the Exchange Securities are being issued in reliance upon Holder’s representation to the Company, which Holder hereby confirms, that the Exchange Securities and the Exercisable Common Shares will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in or otherwise distributing the same and (ii) that the exchange of the Exchange Preferred Shares for the Exchange Securities is intended to be a private placement of restricted securities exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, which exemption depends upon, among other things, the accuracy of Holder’s representations expressed herein. Holder represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Exchange Securities and that it has not been organized for the specific purpose of acquiring the Exchange Securities.

(e) Holder is not acquiring the Exchange Securities as a result of any “general solicitation” or “general advertising,” as such terms are used in Regulation D under the Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(f) Holder understands and acknowledges that the Exchange Securities and the Exercisable Common Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may only be resold pursuant to an effective registration statement or an available exemption. Holder represents that it is familiar with SEC Rule 144 (“Rule 144”) as presently in effect and understands the resale limitations imposed thereby and by the Securities Act.

(g) The Exchange Securities and Exercisable Common Shares shall be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

Exchange Agreement

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. This certificate must be surrendered to the coMPANY or its transfer agent as a condition precedent to the sale, TRANSFER, pledge OR hypothecation of any interest in any of the securities represented hereby.

(h) Holder covenants that in no event will Holder dispose of any of the Exchange Securities or Exercisable Common Shares other than in conjunction with an effective registration statement for the Exchange Securities or Exercisable Common Shares, respectively, under the Securities Act or in compliance with Rule 144 unless and until (i)(A) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) Holder shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any other applicable state, local or foreign law has been taken or (ii) the Company shall have received a letter secured by Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition.

(i) Holder has delivered (or will deliver prior to the Settlement Date) to the Company an executed IRS Form W-9 (the “IRS Form”) or has otherwise established an exemption from U.S. withholding and backup withholding taxes. Holder acknowledges and agrees that the Company may withhold from payments to Holder pursuant to this Agreement at the applicable rates if the Company has not received Holder’s IRS Form or if Holder has not otherwise established its exemption from U.S. withholding and backup withholding taxes prior to any date of payment to Holder.

Exchange Agreement

3.       Representations and Warranties of the Company.

(a) The Company hereby represents and warrants to Holder as of the date hereof as follows:

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by the Company to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(ii) Assuming the accuracy of the representations and warranties of the Holder contained herein, the issuance of the Exchange Securities is intended to be a private placement exempt from the registration requirements of Section 4 of the Securities Act, pursuant to the exemption contained in Section 4(a)(2) thereof, and upon issuance, the Exchange Securities are intended to be restricted securities, as that term is used in the Securities Act and the rules and regulations thereunder.

(iii) The Exchange Securities and any Exercisable Common Shares have been duly authorized for issuance and, when issued and delivered by the Company to Holder (i) in exchange for the Exchange Preferred Shares pursuant to this Agreement against payment of the consideration set forth herein or (ii) upon exercise of the Exchange Warrant and payment of the aggregate exercise price set forth therein, will be validly issued, fully paid and non-assessable.

(b) The Company hereby represents and warrants to Holder as of the date hereof that the Company has not retained or authorized Holder to act on its behalf in connection with the exchange of the Exchange Preferred Shares for the Exchange Securities, no other broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Company in connection with such transactions and the Company has not paid or given, directly or indirectly, any commission or other remuneration, to Holder or any other person for soliciting the acquisition of the Exchange Preferred Shares or the exchange or exercise contemplated by this Agreement.

4.       Notices. All notices and other communications under this Agreement, including any notices with respect to the transfer of the Exchange Securities or Exercisable Common Shares, shall be in writing and shall be deemed given (i) when delivered personally, (ii) one business day after being delivered to a nationally recognized overnight courier, (iii) when sent by facsimile (with confirmation of transmission received by the sender) or (iv) when sent by email to the applicable party or parties addressed as follows (or to such other address as shall have been specified by like notice given by the party to which the notice is addressed):

Exchange Agreement

If to the Company:

Centrus Energy Corp.
6901 Rockledge Drive, Suite 800

Bethesda, Maryland 20817

Attention: Dennis Scott

Email:

Facsimile No.:

With a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 9411-3823

Attention: C. Brophy Christensen

Email:

Facsimile No.:

Attention: Eric Sibbitt

Email:

Facsimile No.:

If to Holder:

Morris Bawabeh

15 Ocean Avenue

Brooklyn, NY 11225

Email:

With a copy to:

Breslow & Walker, LLP

100 Jericho Quadrangle, Suite 230

Jericho, NY 11753

Attention: Len Breslow, Esq.

Email:

Facsimile No.:

5.       Public Announcements. Within four trading days after the date hereof, the Company shall file a Current Report on Form 8-K with the SEC disclosing the material terms hereof. Neither the Company nor Holder shall make any public announcement or statement that is inconsistent with or contrary to the statements made in such Form 8-K, except as required by law or the rules of any stock exchange or with the prior written consent of the other party. The Company acknowledges that Holder will comply with its obligations under Section 13(d) of the Securities Exchange Act of 1934, as amended, and intend to file this Agreement as an exhibit to its Schedule 13D.

Exchange Agreement

6.       Amendment. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of such amendment, supplement, waiver or modification shall be sought.

7.       Governing Law; Waiver of Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, and for all purposes shall be governed by and CONSTRUED in accordance with the law of said State, without giving effect to the conflicts of laws rules thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

8.       Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or email transmission shall be effective as a delivery of a manually executed counterpart of this Agreement.

9.       Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Company and Holder with respect to the subject matter hereof. The parties hereto acknowledge that there have been no prior agreements with respect to the solicitation of any Exchange Preferred Shares or the acquisition thereof, or the issuance of any Exchange Securities in exchange therefor. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

10.       Binding Agreement; Assignment. This Agreement, and the terms, representations and warranties hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company or Holder without the prior written consent of the other.

Exchange Agreement

11.       Severability. In case any one or more of the provisions in this Agreement shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

12.       Certain Rights and Claims. Holder effective upon the consummation of the exchange of the Exchange Preferred Shares for the Exchange Securities pursuant to this Agreement, hereby waives any and all rights with respect to the Exchange Preferred Shares and releases and discharges the Company and any person acting on Holder’s behalf from any and all claims that Holder may have, now or in the future, arising out of or related to the Exchange Preferred Shares, including, without limitation, any and all claims that Holder may be entitled to receive additional dividend payments, whether accrued, unpaid or otherwise, with respect to the Exchange Preferred Shares or to participate in any redemption of the Exchange Preferred Shares.

[Signature page follows.]

Exchange Agreement

Signature Page

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Company and Holder in accordance with its terms.

Very truly yours,

CENTRUS ENERGY CORP.

		By:	/s/ Philip Strawbridge
Name: Philip Strawbridge
Title: Senior Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

Confirmed, accepted and agreed as of the date first above written.

KULAYBA LLC

By:	/s/ Morris Bawabeh
Name: Morris Bawabeh
Title: Sole Member

Exchange Agreement

Schedule 1

SCHEDULE 1

Holder	Number of Exchange Preferred Shares	Liquidation Amount Relating to Exchange Preferred Shares	Number of Exchange Common Shares	Number of Exercisable Common Shares (issuable upon exercise of Warrant)
Kulayba LLC	3,873	$5,000,198	231,276	250,000

Exchange Agreement

Exhibit A

EXHIBIT A

Form of Warrant

See attached.